UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   -----------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15 (d) of
                       the Securities Exchange Act of 1934

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       Date of Report (Date of earliest event reported): April 20, 2004


                                  CONSECO, INC.
             (Exact name of registrant as specified in its charter)


   Delaware                               001-31792               75-3108137
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(State or other                          (Commission          (I.R.S. Employer
jurisdiction of                          File Number)        Identification No.)
organization)

11825 North Pennsylvania Street
        Carmel, Indiana                                             46032
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(Address of principal executive offices)                          (Zip Code)

                                 (317) 817-6100
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              (Registrant's telephone number, including area code)


                                 Not Applicable
                                ----------------
                        (Former name or former address,
                          if changed since last report)
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Item 7.  Financial Statements and Exhibits.

     (c) Exhibits

          99.1 Press release of Conseco, Inc. issued April 20, 2004.

          99.2 State of Florida, Office of Insurance Regulation Order

Item 9.  Regulation FD Disclosure.

On April 20, 2004, Conseco, Inc. (the "Company") issued a press release announcing that Conseco Senior Health Insurance Company ("Conseco Senior"), a wholly owned subsidiary of the Company, has received an order from the Florida Office of Insurance Regulation that affects home health care policies issued in Florida by Conseco Senior and its predecessor companies. The order provides that Conseco Senior will offer three alternatives to holders of these policies. The order also requires Conseco Senior to pursue a similar course of action with respect to home health care policies issued by Conseco Senior and its predecessor companies in other states, subject to consideration and approval by other state insurance departments. A copy of the Company's press release and the full text of the Florida order are filed as Exhibits 99.1 and 99.2, respectively, to this Current Report on Form 8-K.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                           CONSECO, INC.

April 20, 2004
                                           By:  /s/ John R. Kline
                                                ------------------------
                                                John R. Kline
                                                  Senior Vice President and
                                                  Chief Accounting Officer